THE CANANDAIGUA FUNDS


                          SUPPLEMENT DATED MAY 10, 2002
                       TO PROSPECTUS DATED APRIL 30, 2002


FEES AND EXPENSES on pg. 7 of the Prospectus is replaced in its entirety with the following:

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of each of the Funds.



                                                     EQUITY FUND     BOND FUND
                                                     -----------     ---------
Maximum Sales Charge
(Load) Imposed on Purchases (as a
percentage of the offering price)                        None           None
Maximum Deferred Sales Charge (Load)                     None           None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and Distributions        None           None
Redemption Fee                                           None           None
Exchange Fee                                             None           None


FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                          1.00%         1.00%
Distribution and/or Service Fees (12b-1 Fees)            0.00%         0.00%
Other Expenses                                           0.42%         4.45%
Total Fund Operating Expenses                            1.42%         5.45%
Contractual Fee Waivers and
Expense Reimbursements                                   None(1)       -4.95%(2)
Net Annual Fund Operating Expenses                       1.42%(1)       0.50%(2)


----------
           (1) As a result of contractual and voluntary fee waivers and expense reimbursements by the Investment Adviser during 2001, the Equity Fund's actual Total Annual Fund Operating Expenses were 1.35%. The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Total Annual Operating Expenses of the Equity Fund do not exceed 1.50% for fiscal year 2002. Voluntary fee waivers and reimbursements may be terminated by the Investment Adviser at any time.

           (2) As a result of voluntary fee waivers and expense reimbursements by the Investment Adviser during 2001, the Bond Fund's actual Total Annual Fund Operating Expenses were 0.42%. The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Total Annual Operating Expenses of the Bond Fund do not exceed 0.50% for fiscal year 2002. Voluntary fee waivers and reimbursements may be terminated by the Investment Adviser at any time.

The EXAMPLE Table on pg. 8 of the Prospectus is replaced in its entirety with the following:



EXAMPLE
-------

           THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% ANNUAL RETURN, THAT YOU REINVEST ALL DIVIDENDS AND DISTRIBUTIONS, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS OF INVESTING IN EACH FUND WOULD
BE:

             YEAR            EQUITY FUND(1)        BOND FUND(2)
             ----            -----------           ---------

              1                 $145                   $50

              3                 $449                $1,130

              5                 $776                $2,201

             10               $1,702                $4,835



           (1) If the Equity Fund's actual percentage of net operating expenses, net of reductions for voluntary fee waivers and expense reimbursements, for 2001 had been used in the example above, the assumed cost of investing in the Equity Fund would be for Year 1 - $137, Year 3 - $428, Year 5 - $739 and Year 10 - $1,624.

           (2) If the Bond Fund's actual percentage of net operating expenses, net of reductions for voluntary fee waivers and expense reimbursements, for 2001 had been used in the example above, the assumed cost of investing in the Bond Fund would be for Year 1 - $43, Year 3 - $135, Year 5 - $235 and Year 10 - $530.


DISTRIBUTOR on pg. 9 of the Prospectus is replaced in its entirety with the following:

                                   DISTRIBUTOR

           Orbitex Funds Distributor, Inc., a broker-dealer registered with the National Association of Securities Dealers, Inc., distributes each Fund's shares. The Distributor is located at 14747 California Street, P.O. Box 542047, Omaha, Nebraska 68154.



The footer on pg. 19 of the Prospectus, reading, "THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS." is deleted.

The footer on pg. 20 of the Prospectus, reading, "THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS." is deleted.

                                                                      PROSPECTUS
                                                                  April 30, 2002



                              THE CANANDAIGUA FUNDS

           The Canandaigua Funds are:

                         o     The Equity Fund

                         o     The Bond Fund

           Please read this Prospectus and keep it for future reference. It contains important information, including information on how each Fund invests shareholders' funds and the services that each Fund offers to shareholders.


--------------------------------------------------------------------------------

           SHARES OF THE CANANDAIGUA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF ANY BANK, AND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------






                              The Canandaigua Funds
                    Canandaigua National Bank & Trust Company
                              72 South Main Street
                           Canandaigua, New York 14424

                   (585) 419-0600 or 1-800-724-2621, Ext. 0600





                                TABLE OF CONTENTS



Questions Every Investor Should Ask Before Investing in The Funds..........   3

What are The Funds' objectives?............................................   3

What are The Funds' principal investment strategies?.......................   3

What are the principal risks in investing in The Funds?....................   4

How have The Funds performed?..............................................   5

Fees and Expenses..........................................................   7

Management of The Funds....................................................   8

Investment Objectives and Principal Strategies.............................  10

Your Fund Account..........................................................  14

The Funds' Share Price.....................................................  14

How to Purchase Shares.....................................................  14

How to Redeem Shares.......................................................  14

How to Exchange Shares.....................................................  15

Dividends, Distributions and Tax Information on Your Shares................  16

Financial Highlights.......................................................  18

Privacy Statement..........................................................  21

Additional Information.....................................................  22

Appendix A.................................................................  23

NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THE OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES, OR AN OFFER TO OR A SOLICITATION OF ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                       INVESTING IN THE CANANDAIGUA FUNDS

1.   WHAT ARE THE FUNDS' OBJECTIVES?

           Each of The Equity Fund and The Bond Fund has its own investment objective, which is considered fundamental to each respective Fund. The Funds' Board of Trustees may not change the investment objective of either Fund without shareholder approval.

THE EQUITY FUND.          The Equity Fund seeks long-term growth of asset value
                          through capital appreciation and dividend income.

THE BOND FUND.            The Bond Fund seeks to earn a high level of current
                          income while permitting investors a degree of safety in principal.

2.   WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

           Each of The Equity Fund and The Bond Fund has its own respective investment strategies. The Board of Trustees may change the investment strategies of either The Equity Fund or The Bond Fund without shareholder approval.


THE EQUITY FUND.          Under normal market conditions, the
                          Equity Fund invests at least 80% of its assets in a diversified portfolio of common and preferred stocks, convertible securities, and warrants of U.S. companies with mid- to large-sized market capitalizations
                          (generally in excess of $2 billion).


                          The Investment Adviser utilizes a blended approach to investing in order to create a balanced portfolio of "growth" and "value" securities. The Investment Adviser selects "growth" securities based on its analysis of an issuer's earnings and dividends prospects, cash flows, the strength of management and other market factors, which may affect the issuer's competitive position. In selecting "value" securities, the Investment Adviser seeks to identify issuers with lower profit to expense, price to earnings, and price to book ratios than the overall market or which have temporarily fallen out of favor with the investing community due to a decline in the overall market or other short-term adverse market conditions.


THE BOND FUND.            Generally, the Fund invests substantially all of its
                          net assets in bonds and debentures. The Investment
                          Adviser selects at least 80% debt obligations issued or guaranteed by the United States Government, as well as debt securities of U.S. corporations and securities receiving an "investment grade" rating from Moody's
                          Investment Services or Standard & Poor's Corporation.
                          It is expected that the dollar-weighted average credit quality will be A. In making investments in The Bond
                          Fund, the Investment Adviser will generally select fixed-income securities with maturities in excess of one year, but not more than thirty years. However, it is expected that the dollar-weighted average maturity of The Bond Fund will not exceed ten years.

3.         WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE CANANDAIGUA FUNDS?

           Investors in the Funds may lose money. Shares of the Funds are not bank deposits or obligations of any bank, and are not guaranteed or insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There are risks associated with investments in the types of securities in which the Funds invest. The most significant risks include:

           THE EQUITY AND BOND FUNDS:
           --------------------------

                     MARKET AND ECONOMIC RISK: The prices of the securities in which the Funds invest may decline for a number of reasons, including:

                     o Actual earnings that do not meet generally accepted forecasts or estimates of earnings.

                     o Changes in the general interest rate environment may have a negative impact on the valuation of earnings.

                     o Social or national political changes may alter an investor's future expectations of company earnings.

           THE EQUITY FUND
           ---------------

                     VOLATILITY RISK: The Equity Fund may exhibit more share price volatility than its benchmark index, the S&P 500(R) Index. The volatility is partly a function of the size of The Equity Fund and the fact that there are substantially less than 500 issues in the portfolio at any one time. Additionally, the Investment Adviser may select companies whose anticipated earnings growth rate is greater than the current price-to-earnings ratio. In the event of an earnings shortfall, these companies' share price performances tend to react with substantial downward risk exposure.

           THE BOND FUND
           -------------

                     INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Long term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, extended periods of increases in interest rates may cause significant declines in bond prices.


                     CREDIT RISK: The issuers of the bonds and other debt securities held by The Bond Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial conditions that would lower the credit quality of their securities, leading to a decline in the price of those securities.


           The Equity Fund will generally have a more volatile unit value and lower current yield than The Bond Fund. Indeed, by stressing current yields through fixed-income securities, The Bond Fund may provide greater stability of unit value than The Equity Fund. However, investments in The Bond Fund should not be expected to appreciate in value to the same extent as investments in The Equity Fund, since there will be minimal participation in the general equity markets.

           Because of these risks, prospective investors who are uncomfortable with an investment that may fluctuate in value should not invest in the Funds.

4.         HOW HAVE THE CANANDAIGUA FUNDS PERFORMED?

           The bar chart and table that follow provide some indication of the risks of investing in The Equity Fund and The Bond Fund by showing changes in each Funds' performance from year to year, beginning in 1993(1) and by showing how the Fund's average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Please remember that neither Fund's past performance is an indication of future performance. A Fund may perform better or worse in the future.



                              THE CANANDAIGUA FUNDS

           During the periods shown in the bar chart, the Equity Fund's best quarterly performance was 25.97% (quarter ended December 31, 1998) and its lowest quarterly performance was -21.14% (quarter ended March 31, 2001). The Bond Fund's best quarterly performance was 7.25% (quarter ended March 31, 1995) and its lowest quarterly performance was -2.25% (quarter ended March 31, 1994).













                              THE CANANDAIGUA FUND
                    PER SHARE TOTAL RETURN PER CALENDAR YEAR

[GRAPH DELETED HERE]


                 1993     1994      1995      1996     1997     1998      1999      2000     2001
                 ----     ----      ----      ----     ----     ----      ----      ----     ----

Equity           5.75%    0.37%    25.90%    21.59%   16.38%   17.53%    33.70%     5.12%  -29.49%
Bond             4.17%   -4.48%    22.38%     2.37%    7.89%    9.05%    -1.71%     9.82%    8.71%

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2001)

                                 THE EQUITY FUND

                        PAST YEAR        PAST 5 YEARS     SINCE INCEPTION
                                                            OF THE FUND
--------------------------------------------------------------------------------
EQUITY FUND
-----------
Return before taxes      -29.49%             6.27%          9.14%

Return after taxes on
distributions(1)         -29.54%             5.06%          8.48%

Return after taxes on
Distributions and sale
of Fund shares(1)        -17.93%             4.79%          7.57%

S&P 500(R)Index(2)       -11.88%            10.69%         13.77%



                                  THE BOND FUND

                        PAST YEAR        PAST 5 YEARS     SINCE INCEPTION
                                                            OF THE FUND
--------------------------------------------------------------------------------

BOND FUND
---------
Return before taxes         8.71%             6.66%               6.07%

Return after taxes on
distributions(1)            6.39%             4.93%               5.14%

Return after taxes on
distributions and sale
of Fund shares(1)           5.26%             4.52%               4.55%

Lehman Brothers
Intermediate
Government/
Corporate Index(3)          8.98%             7.10%               6.64%

(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) S&P 500(R) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses.

(3) The Lehman Brothers Intermediate Government/Corporate Index is a diversified, unmanaged index of corporate and U. S. government bonds.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

                                                    EQUITY FUND     BOND FUND
                                                    -----------     ---------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering price)                       None            None
Maximum Deferred Sales Charge (Load)                    None            None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and Distributions       None            None
Redemption Fee
None                                                    None
Exchange Fee                                            None            None

FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                         1.00%           1.00%
Distribution and/or Service Fees (12b-1 Fees)           0.00%           0.00%
Other Expenses                                          0.42%           4.45%
Total Fund Operating Expenses                           1.42%           5.45%
Contractual Fee Waivers and
Expense Reimbursements                                  None(1)        -4.95%(2)
Net Annual Fund Operating Expenses                     1.42%(1)         0.50%(2)





----------
           (1) As a result of contractual and voluntary fee waivers and expense reimbursements by the Investment Adviser during 2001, the Equity Fund's actual Total Annual Fund Operating Expenses were 1.35%. The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Total Annual Operating Expenses of the Equity Fund do not exceed 1.50% for fiscal year 2002. Voluntary fee waivers and reimbursements may be terminated by the Investment Adviser at any time.

           (2) As a result of voluntary fee waivers and expense reimbursements by the Investment Adviser during 2001, the Bond Fund's actual Total Annual Fund Operating Expenses were 0.42%. The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Total Annual Operating Expenses of the Bond Fund do not exceed 0.50% for fiscal year 2002. Voluntary fee waivers and reimbursements may be terminated by the Investment Adviser at any time.

EXAMPLE

           THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% ANNUAL RETURN, THAT YOU REINVEST ALL DIVIDENDS AND DISTRIBUTIONS, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS OF INVESTING IN EACH FUND WOULD
BE:

              YEAR              EQUITY FUND(1)         BOND FUND(2)
              ----              -----------            ---------

                1                   $145                   $50

                3                   $449                $1,130

                5                   $776                $2,201

               10                 $1,702                $4,835




           (1) If the Equity Fund's actual percentage of net operating expenses, net of reductions for voluntary fee waivers and expense reimbursements, for 2001 had been used in the example above, the assumed cost of investing in the Equity Fund would be for Year 1 - $137, Year 3 - $428, Year 5 - $739 and Year 10 - $1,624.

           (2) If the Bond Fund's actual percentage of net operating expenses, net of reductions for voluntary fee waivers and expense reimbursements, for 2001 had been used in the example above, the assumed cost of investing in the Bond Fund would be for Year 1 - $43, Year 3 - $135, Year 5 - $235 and Year 10 - $530.


                             MANAGEMENT OF THE FUNDS

                               BOARD OF TRUSTEES

           The Canandaigua Funds are governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Delaware Law.

                               INVESTMENT ADVISER

           Subject to the direction of the Board of Trustees, The Canandaigua National Bank & Trust Company acts as the Investment Adviser to each of The Funds. The Investment Adviser's address is:

                              72 South Main Street
                           Canandaigua, New York 14424

           The Investment Adviser is a commercial bank offering a wide range of banking services to its customers in the Canandaigua and Rochester, New York area since 1887. Under its Investment Management Agreement with the Funds, the Investment Adviser manages the investment of the assets of each Fund in conformity with the stated objectives and strategies of that Fund. It is the responsibility of the Investment Adviser to make investment decisions for each of the Funds and to provide continuous supervision of their investment portfolios. In doing so, the Investment Adviser places orders to purchase and sell securities on behalf of each Fund and selects broker-dealers that, in the Investment Adviser's judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The Investment Adviser provides these services principally through the portfolio managers, who are members of the Investment and Trust Departments of the Investment Adviser.

           The Funds pay to the Investment Adviser a management fee computed daily and paid monthly at the annual rate of 1.00% of the value of the average daily net assets of each Fund. From 1994 through June 1997, the Board of Trustees had approved a reduction of the fee for The Bond Fund to 0.50%, which was further reduced to 0.00% in August 1997.

           The Funds pay other expenses related to its daily operations, such as custodian fees, trustees' fees, administrative fees, fund accounting fees, transfer agency fees, legal and auditing costs, which are subject to reimbursement at the discretion of the Investment Adviser. More information about the Investment Management Agreement and other expenses paid by the Funds is included in the Statement of Additional Information ("SAI"), which also contains information about brokerage policies and practices.

                                PORTFOLIO MANAGER


           Jay J. Bachstein is the Funds' portfolio manager. Mr. Bachstein joined the Investment Adviser in February 2000, bringing with him 9 years of experience in investment and finance. Before coming to the Investment Adviser, he was an Assistant Vice President and investment officer of Factory Point National Bank in Vermont. Before that, he was an account executive at Dean Witter Reynolds.


                                   DISTRIBUTOR

           Orbitex Funds Distributor, Inc., a broker-dealer registered with the National Association of Securities Dealers, Inc., distributes each Fund's shares. The Distributor is located at 14747 California Street, P.O. Box 542047, Omaha, Nebraska 68154.

                        TRANSFER AGENT AND ADMINISTRATOR


           Under separate agreements with the Funds, Orbitex Data Services, Inc. ("ODS"), acts as each Fund's Transfer Agent. Orbitex Fund Services, Inc. ("OFS") acts as each Fund's Fund Accounting Agent and Administrator. ODS is located at 14707 California Street, Suite #5, Omaha, NE 68154. OFS is located at 150 Motor Parkway, Hauppauge, New York 11788-0132.


                                    CUSTODIAN

           Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675, acts as Custodian of the assets of each Fund.



                 INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

           The Equity Fund seeks long-term growth of asset value through capital appreciation and dividend income. The Bond Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal. However, please remember that an investment objective is not a guarantee. An investment in the Funds might not earn income and investors could lose money.

           The investment strategies of each Fund described below are non-fundamental, which means that they may be changed by the Funds' Board of Trustees without shareholder approval. The investment objective of each Fund, however, is fundamental and may not be changed without shareholder approval. There is no guarantee that either Fund will achieve its investment objective. An investment in the Funds might not earn income and investors could lose money. Additional information regarding the investment policies and restrictions of each Fund has been provided for your review in the SAI.

           THE EQUITY FUND
           ---------------


           As stated above, The Equity Fund seeks to provide investors with long-term growth of asset value through capital appreciation and dividend income. Under normal circumstances, the Equity Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a diversified portfolio of common and preferred stocks, convertible securities, and warrants of U.S. companies with mid- to large-sized market capitalizations (generally in excess of $2 billion). The Equity Fund may invest in American Depositary Receipts for foreign companies that are traded on a U.S. securities exchange or on the NASDAQ stock market. As a non-principal strategy, for liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 10% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments.


           The Fund may also, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in high quality, short-term interest bearing debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, and U.S. Government securities. Such a decision, although not offering the opportunity for capital appreciation, might be deemed prudent to protect net asset value. When the Fund is making such defensive investments, the Fund may not achieve its investment objective.

           The Investment Adviser utilizes a blended approach to investing in order to create a balanced portfolio of both "growth" and "value" securities. In selecting growth stocks for The Equity Fund, the Investment Adviser considers companies that demonstrate:

      o    Above-average earnings;

      o    A strong franchise;

      o    Strong and steady cash flows and a recurring revenue stream;

      o A solid competitive position within in an industry with barriers to the entry of new competitors and the potential for high profit margins;

      o    Strong management teams with clearly defined strategies; and

      o New products or services that may serve as catalysts to accelerated growth.

           In selecting value stocks for The Equity Fund, the Investment Adviser considers companies:

      o Which are temporarily out of favor in the market due to a decline in the overall market or other short-term adverse market conditions;

      o Whose stock prices are temporarily depressed because of one-time earnings shortfalls;

      o    Which have lower price-to-expense ratios than the overall market;

      o    Which have lower price-to-book ratios than the overall market;

      o    Which have lower price-to-sales ratios than the overall market; and

      o    Which have lower price-to-earnings ratios than the overall market.

           In general, The Equity Fund will not invest in securities that have, in the judgment of the Investment Adviser, a high level of debt as a percentage of their total market capitalization.

           The Equity Fund is a diversified mutual fund which invests in the market sectors represented in the S&P 500(R) Index. The Investment Adviser generally utilizes a top-down approach in order to determine which market sectors offer the best investment opportunities for The Equity Fund and the extent to which The Equity Fund's assets should be allocated thereto. This approach involves an analysis of general economic factors such as interest rates, the rate of inflation, and the competitive environment within market sectors.

           PORTFOLIO TURNOVER. The frequency of The Equity Fund's portfolio transactions will vary from year to year. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions. The Investment Adviser expects that the annual portfolio turnover rate for The Equity Fund will be approximately 150%.


           THE BOND FUND
           -------------

           The Bond Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal. To achieve this growth, The Bond Fund invests at least 80% in fixed-income debt securities. These include debt securities such as:


      o Bonds and notes issued or guaranteed by the United States government or its agencies.

      o    Bonds, notes and preferred stock of United States corporations.


           The Bond Fund invests substantially all of its assets in bonds and debentures, which consist mainly of debt securities, such as bonds, notes and debentures issued by U.S. companies, bonds and notes issued or guaranteed by the U.S. Government or its agencies or instrumentalities and preferred stock of the U.S. companies. Normally, investments in The Bond Fund in cash equivalents will be minimal. However, when market conditions dictate a temporary "defensive" investment strategy, the Investment Adviser may decide to hold a portion of The Bond Fund, without limitation on amount, in cash equivalents.


           Debt obligations issued or guaranteed by the U.S. Government provide greater safety of principal but also generally provide lower current income than debt obligations of corporations. They include issues of the U.S. Treasury such as bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government which are established under the authority of an act of Congress. The Investment Adviser will consider investing in securities issued or guaranteed by the following governmental agencies:

      o    Government National Mortgage Association.

      o    Federal National Mortgage Association.

      o    Farmers Home Administration.

      o    Federal Farm Credit Banks.

      o    Federal Home Loan Banks.

      o    Federal Home Loan Mortgage Corporation.

      o    Student Loan Marketing Association.

           Some of these securities, such as debenture obligations of the Farmers Home Administration and securities of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal Farm Credit Banks, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to any of the foregoing when not obligated to do so by law.

           The Bond Fund will invest in debt securities of the United States corporations rated at least "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P") at the time of purchase. Debt securities carrying a rating of "Baa" from Moody's or "BBB" from S&P have speculative characteristics. If the rating of a debt security owned by the Fund is reduced below Baa/BBB, the Fund will not necessarily dispose of the security.

           The Bond Fund may also invest in other fixed-income securities such as preferred stock and securities of U.S. issuers that are rated Baa by Moody's or BBB by S&P, or unrated securities that the Investment Adviser determines are of comparable quality based upon such considerations as the issuer's financial strength, including its historic and current financial condition, its historic and projected earnings, and its present and anticipated cash flow; the issuer's debt maturity schedules and current and future borrowing requirements; and the issuer's continuing ability to meet its future obligations.

           The only non-interest paying securities to be held in the Bond Fund will be obligations evidencing ownership of future interest and principal payments on U.S. Treasury Bonds. Various forms of obligations exist to evidence future interest or principal payments on Treasury securities. Typically, such obligations take the form of custodial receipts issued pursuant to a custody agreement, which evidence ownership of future interest and principal payments on Treasury securities deposited with the custodian. The interest and principal payments on the underlying Treasury securities are direct obligations of the United States.


           In general, in investing the assets of The Bond Fund, the Investment Adviser will consider the governmental program under which the security was issued as well as the ratings. The Bond Fund will invest at least 80% in fixed-income securities with maturities in excess of 1 year. The Investment Adviser may, however, invest in fixed-income securities with maturities of up to 30 years. The average maturity of securities in The Bond Fund will be based at least 80% upon the Investment Adviser's expectations of the future course of interest rates and then-prevailing price and yield levels in the fixed-income market. It is expected that the dollar-weighted average maturity of The Bond Fund will not exceed ten years. This limitation on the average maturity of The Bond Fund is expected to provide a more stable net asset value than would be the case with a longer-term fund. As of December 31, 2001, The Bond Fund's dollar-weighted average credit quality was AA, and its dollar-weighted average maturity was 5.01 years.


           Again, the Funds' objectives, stated above, are considered fundamental and therefore, the Board of Trustees may not revise them without shareholder approval. Each Fund's strategies, however, are considered non-fundamental and therefore the Board of Trustees may revise them, as necessary, from time to time, without shareholder approval.

                                YOUR FUND ACCOUNT

           THE FUNDS' SHARE PRICE

           The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates it net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading. Each Fund calculates its net asset value based on the market prices of the securities in its investment portfolio by adding the value of that Fund's investments plus cash and other assets, deducting liabilities and then dividing the results by the number of its shares outstanding. Each Fund will process purchase orders that it receives in proper form and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined on that day. It will process purchase orders that it receives in good and proper form and redemptions orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day that the New York Stock Exchange is open for regular trading.

           HOW TO PURCHASE SHARES

A.         READ THIS PROSPECTUS CAREFULLY.

B          DETERMINE HOW MUCH YOU WANT TO INVEST, KEEPING IN MIND THE FOLLOWING
           MINIMUMS:

           1.   New accounts - $250.00

           2.   Existing accounts - $50.00

C.         COMPLETE THE FOLLOWING:

           1. For new accounts, the New Account Application accompanying this Prospectus, carefully follow the instructions.

           2.   For additional investments, prepare a brief letter stating:

                o    The registration of your account.

                o    The name of the Fund whose shares you want to purchase.

                o    Your account number.

           3. Make your check, in the amount of the purchase price of the shares, payable to "The Equity Fund" or "The Bond Fund."

                o    All checks must be drawn on U.S. Banks.

                o Include your account number on your check when you are adding to an existing account.

                o    The Funds will not accept cash or third party checks.

                o The Funds' Transfer Agent will charge a $15.00 fee against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by either Fund as a result.

           4.        Send the application and check to:


                           Orbitex Data Services, Inc.
                           14707 California Street, Suite #5
                           Omaha, NE 68154


D.         OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS.

           The Funds may reject any share purchase application for any reason. The Funds do not issue share certificates. The Funds will send investors a written confirmation for all purchases of shares.

           HOW TO REDEEM SHARES

A.         REQUESTING THE SALE OF SHARES.

           1.        Prepare a letter of instruction containing:

                o    The name of the registered owner(s).

                o    The name of the account(s).

                o    The name of The Fund(s).

                o    The Account number.

                o    The amount of money or number of shares being sold.

                o    Name and address of person to receive the money.

                o Additional information that The Fund(s) may require for redemption by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity.



           Please contact The Funds' Transfer Agent, in advance, at 1-888-693-9276 if you have any questions regarding the redemption of shares.

           2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

           3. Have the signatures guaranteed by one of the following financial institutions:

                o    U.S. bank or trust company.

                o    Broker, dealer, municipal securities broker or dealer.

                o    Government securities broker or dealer.

                o    Credit union, authorized to provide signature guarantees.

                o    National Securities Exchange.

                o    Registered Securities Association or clearing agency.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

           4.   Send a letter of instruction to:


                              The Canandaigua Funds
                         c/o Orbitex Data Services, Inc.
                        14707 California Street, Suite #5
                                  PO Box 542007
                                 Omaha, NE 68154

B.         PAYMENT OF REDEMPTION PROCEEDS.

           The redemption price per share you receive for a redemption request is the next determined net asset value after the Transfer Agent receives your written request in proper form with all required information. The Transfer Agent will mail a check in the amount of the redemption proceeds no later than the 7th day after it receives the written request in proper form with all required information.

C.         RETIREMENT ACCOUNTS.

           To sell or redeem shares in an IRA or other retirement account, please contact the Investment Adviser at 72 South Main Street, Canandaigua New York 14424 by calling (800) 724-2621 ext. 0600 or ask the operator for the Investment Division to request the appropriate distribution form and for additional instructions.

           HOW TO EXCHANGE SHARES

           Shares in either Fund may be exchanged, without cost, for shares in the other Fund. To participate in the program you must do the following:


           Contact the Transfer Agent by writing Orbitex Data Services, Inc., 14707 California Street, Suite #5, PO Box 542007, Omaha, NE 68154 or by calling 1-888-693-9276 to request the appropriate form to enroll in this program, giving you the option of exchanging shares between Funds.

                o Once enrolled, exchanges may be made over the telephone but only between Fund accounts registered in the same name, address and taxpayer identification number. Exchanges are subject to the requirements for initial and subsequent investments, provided to you by the Transfer Agent upon enrollment in the program, as in effect from time to time.

                o The Transfer Agent uses procedures designed to confirm that instructions received by telephone are genuine, including requiring certain identifying information prior to acting on such instructions, recording telephone instructions and sending written confirmation of the telephone instructions received. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions and are followed, neither the Funds, the Investment Adviser nor the Transfer Agent is responsible for any loss, expense or cost arising from any such transaction.

                o Any exchange of shares will be based on the net asset values of the shares involved next computed after receipt of an exchange order. Exchanges are subject to determination by the Transfer Agent that the investment instructions are complete.

           DIVIDENDS, DISTRIBUTIONS AND TAX INFORMATION ON YOUR SHARES

                           DIVIDENDS AND DISTRIBUTIONS

           Each Fund distributes substantially all of its net investment income and substantially all of its capital gain annually prior to the close of the fiscal year in which the gains are earned. You have two distribution options:

                o AUTOMATIC REINVESTMENT OPTION - both dividend and capital gains distributions will be reinvested in additional Fund shares.

                o ALL CASH OPTION - both dividend and capital gains distributions will be paid in cash.

           Unless an election is made on the New Account Application selecting the All Cash Option, the Automatic Reinvestment Option will be applied to each account.

                                      TAXES

           Each Fund intends to qualify and elect to be treated each year as a "regulated investment company" for federal income tax purposes. A regulated investment company is not subject to regular income tax on any income or capital gains distributed to its shareholders if it, among other things, distributes at least 90% of its investment company taxable income to them within applicable time periods.

           Each Fund intends on making distributions to shareholders that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). For federal income tax purposes, dividends and distributions are taxable to you whether paid in cash or reinvested in additional shares. You may also be liable for tax on any gain realized upon the redemption of shares in either Fund.

           An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the initial Fund's shares and any gain on the transaction may be subject to federal income tax.

           Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax advisor to assess the federal, state and local tax consequences of investing in the Funds. This discussion is not intended to address the tax consequences of an investment by a non-resident alien.

           The Investment Adviser will purchase and sell securities with primary concern being the investment performance of the portfolios rather than tax considerations of the shareholders.



                              FINANCIAL HIGHLIGHTS

           The following financial highlights tables are intended to help you understand each Fund's financial performance for the period of each Fund's investment operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Eldredge, Fox & Porretti, LLP, independent auditors, whose report, along with The Funds' financial statements, are included in the Annual Report, which is available upon request.


                              THE CANANDAIGUA FUNDS
                              CANANDAIGUA BOND FUND

                              FINANCIAL HIGHLIGHTS


                                                       FOR THE          FOR THE       FOR THE         FOR THE        FOR THE
                                                     YEAR ENDED       YEAR ENDED    YEAR ENDED       YEAR ENDED    YEAR ENDED
                                                    DEC. 31, 2001    DEC. 31, 2000 DEC. 31, 1999   DEC. 31, 1998  DEC. 31, 1997
                                                   --------------    ------------- -------------  --------------  -------------

SELECTED PER SHARE DATA:
   (For a share outstanding throughout
     each period)
   Net Asset Value, beginning of period .........   $      13.67   $      13.16   $      14.14     $    13.53     $    12.54
                                                    ------------   ------------   ------------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS -
   Net investment income (loss) (a) .............           0.76           0.76           0.74           0.77           0.70
   Net realized and unrealized gains (losses)
     on investments .............................           0.41           0.49          (0.98)          0.45           0.29
                                                    ------------   ------------   ------------     ----------     ----------
   Total income (loss) from investment operations           1.17           1.25          (0.24)          1.22           0.99
                                                    ------------   ------------   ------------     ----------     ----------

 LESS DISTRIBUTIONS (b)
   Dividends from net investment income .........          (0.78)         (0.74)         (0.74)         (0.61)

   Distributions from net realized gains ........            --             --            --             --
                                                    ------------   ------------   ------------     ----------
   Total dividends and distributions ............          (0.78)         (0.74)         (0.74)         (0.61)
                                                    ------------   ------------   ------------     ----------

   Net Asset Value, end of period ...............   $      14.06   $      13.67   $      13.16     $    14.14     $    13.53
                                                    ============   ============   ============     ==========     ==========

   Total Return (c) .............................           8.71%          9.82%         (1.71%)         9.05%          7.89%
                                                    ============   ============   ============     ==========     ==========

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (000's omitted) ....   $     1,055    $      1,160   $      1,093     $      957     $      666
   Ratio of Net Expenses to Average
      Net Assets (a) ............................           0.42%          0.45%          0.38%          0.46%          0.77%
   Ratio of Gross Expenses to Average
      Net Assets (a) ............................           5.45%          5.34%          5.51%          7.13%          3.19%
   Ratio of Net Investment Income
      to Average Net Assets .....................           5.46%          5.68%          5.41%          5.47%          5.38%
   Portfolio Turnover Rate ......................          15.11%         12.15%          4.67%          9.04%          8.44%





----------

(a) The investment management fees for the Bond Fund were reduced from 1% to .5% of assets annually from April 1994 through July, 1997 and to zero from August 1, 1997 through December 31, 2001. In addition, during the periods presented, certain administrative expenses of the Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Fund. The resulting per share savings to the Bond Fund related to these fees and expenses were $.56, $.65, $.70, $.94 and $.31 for the years ended December 31, 2001, 2000, 1999, 1998, and 1997, respectively.

(b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.

(c) Assumes reinvestment of dividends and capital gains distribution, if any.




                             THE CANANDAIGUA FUNDS
                            CANANDAIGUA EQUITY FUND
                              FINANCIAL HIGHLIGHTS


                                                       FOR THE          FOR THE        FOR THE         FOR THE        FOR THE
                                                      YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                    DEC. 31, 2001    DEC. 31, 2000  DEC. 31, 1999   DEC. 31, 1998  DEC. 31, 1997
                                                    -------------    ------------- --------------   -------------  -------------

SELECTED PER SHARE DATA:
   (For a share outstanding throughout
     each period)
   Net Asset Value, beginning of period .........   $      27.01    $      26.71    $      22.80     $    19.40     $    16.67
                                                    ------------    ------------    ------------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS -

   Net investment income (loss) (a) .............          (0.06)          (0.20)          (0.20)         (0.06)          --
   Net realized and unrealized gains (losses)
     on investments .............................          (7.91)           1.59            7.85           3.46           2.73
                                                    ------------    ------------    ------------     ----------     ----------
   Total income (loss) from investment operations          (7.97)           1.39            7.65           3.40           2.73
                                                    ------------    ------------    ------------     ----------     ----------

 LESS DISTRIBUTIONS (b)
   Dividends from net investment income..........           --              --              --
   Distributions from net realized gains ........          (0.05)          (1.09)          (3.74)
                                                    ------------    ------------    ------------
   Total dividends and distributions ............          (0.05)          (1.09)          (3.74)
                                                    ------------    ------------    ------------

   Net Asset Value, end of period ...............   $      18.99    $      27.01    $      26.71     $    22.80     $    19.40
                                                    ============    ============    ============     ==========     ==========

   Total Return (c) .............................         (29.49%)          5.12%          33.70%         17.53%         16.38%
                                                    =============   ============    ============     ==========     ==========

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (000's omitted) ....   $      26,848       $  40,208       $  35,237      $  23,568      $  17,787
   Ratio of Net Expenses to Average
      Net Assets (a) ............................           1.35%           1.32%           1.37%          1.14%          1.15%
   Ratio of Gross Expenses to Average
      Net Assets (a) ............................           1.42%           1.38%           1.45%          1.50%          1.44%
   Ratio of Net Investment Income
      to Average Net Assets .....................          (0.27%)         (0.67%)         (0.77%)        (0.31%)         0.00%
   Portfolio Turnover Rate ......................         122.91%         144.68%         224.59%        314.28%        398.23%





----------
(a) Through December 31, 1998 certain administrative expenses of the Equity Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Equity Fund, resulting in per share savings of $.08 and $.05 for the years ended December 31, 1998 and 1997, respectively. Beginning fiscal 1999, the Equity Fund paid for its administrative fees other than professional legal fees and Board of Trustee fees and expenses assumed by the investment manager of the Equity Fund, resulting in a per share savings of $.01, $.02, and $.02 for the years ended December 31, 2001, 2000 and 1999, respectively.

(b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.

(c) Assumes reinvestment of the dividends and capital gains distribution, if any.


                                PRIVACY STATEMENT

At THE CANANDAIGUA FUNDS we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

           o    Account applications and other required forms,
           o    Written, oral, electronic or telephonic communications and
           o    Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing our investors. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our investors.

                             ADDITIONAL INFORMATION

           To learn more about the Funds you may want to read the Funds' Statement of Additional Information, or SAI, which contains additional information about the Funds. The Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

           You also may learn more about the Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year.

           The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling (800) 724-2621 ext. 0600 or by asking the operator for the Investment Division.

           Prospective investors and shareholders who have questions about the Funds may write to:

                              The Canandaigua Funds
                 The Canandaigua National Bank and Trust Company
                              72 South Main Street
                           Canandaigua, New York 14424

                                    Or call:
                            (800) 724-2621 ext. 0600

           The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (please call 1-202-942-8090 for information on the operations of the Public Reference Room). Reports and other information about the Funds are also available at the Securities and Exchange Commission's Internet Site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-60090

           Please refer to the Funds Investment Company Act File No. 811-7322 when seeking information about the Funds from the Securities and Exchange Commission.

                                   APPENDIX A

Description of Standard & Poor's Corporation's corporate bond ratings of BBB or better:

AAA- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Description of Moody's Investor Service, Inc.'s corporate bond ratings of Baa or better:

Aaa- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than Aaa securities.

A- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.